SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 ---------------


                                 August 11, 2003
                                (Date of Report)


                              THE DWYER GROUP, INC.
             (Exact name of registrant as specified in its chapter)



Delaware                         0 - 15227                  73-0941783
(State or other                (Commission                 (IRS employer
jurisdiction of                file number)                identification no.)
incorporation or
organization)




                         1010 N. University Parks Drive
                                Waco, Texas 76707
                    (Address of principal executive offices)


                                 (254) 745-2400
              (Registrant's telephone number, including area code)

                               Item 7(c). Exhibits

    Exhibit 99 Press Release of The Dwyer Group, Inc., dated August 11, 2003, reporting The Dwyer Group, Inc. financial results for the second quarter of 2003 and for the first six months of 2003.



Item 9.  Regulation FD Disclosure

Attached and incorporated herein by reference, as Exhibit 99 is a copy of a press release of The Dwyer Group, Inc., dated August 11, 2003, reporting The Dwyer Group, Inc. financial results for the second quarter of 2003 and for the first six months of 2003.

                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              THE DWYER GROUP, INC.


Dated:    August 11, 2003       By:  \s\ Thomas J. Buckley
                                   ---------------------
                                     Thomas J. Buckley
                                     Chief Financial Officer and Treasurer


                               By: \s\ Dina Dwyer-Owens
                                   ---------------------------------------
                                     Dina Dwyer-Owens
                                     Chief Executive Officer

Exhibit Index



Exhibit No.

Exhibit 99 Press Release of The Dwyer Group, Inc., dated August 11, 2003, reporting The Dwyer Group, Inc. financial results for the second quarter of 2003 and for the first six months of 2003.